Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

DUPREE MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)   Title of each class of securities to which transaction applies:
  _______________________________________________________________

(2)   Aggregate number of securities to which transaction applies:
  _______________________________________________________________

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________

(4)   Proposed maximum aggregate value of transaction:__________________________________

(5)  Total fee paid:__________________________________________________________

☐    Fee paid previously with preliminary materials

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:_____________________________________________

(2)  Form, Schedule or Registration Statement No.:_____________________________

(3)  Filing Party:___________________________________________________________

(4)  Date Filed:___________________________________________________________

DUPREE MUTUAL FUNDS
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 21, 2009

September 4, 2009

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Hilton Lexington Downtown Hotel (formerly Lexington Downtown Hotel & Conference Center) 369 West Vine Street, Lexington, Kentucky 40507, on Wednesday, October 21, 2009, at 10:00 A. M., Lexington time, for the following purposes:

1. Election of Trustees
2. Ratification or rejection of independent certified public accountants
3. Other business

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Hilton Lexington Downtown Hotel.  This notice of annual meeting, proxy statement and proxy are first being delivered or mailed to shareholders on September 14, 2009.

MICHELLE M. DRAGOO
Secretary

125 South Mill Street
Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States.  Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

DUPREE MUTUAL FUNDS
Annual Meeting of Shareholders
October 21, 2009

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 21, 2009, at 10:00 A.M., Lexington time and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders.  Executed proxies that are unmarked will be voted:

1.	For the nominees of the Board of Trustees of the Trust in the election of Trustees, and
2.	In favor of the ratification of the selection of independent certified public accountants for the Trust, and
3.	In favor of Proxy Holders’ use of discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.
	1. ELECTION OF TRUSTEES	2. RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS	3. USE OF TRUSTEE DISCRETION
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	VOTE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.
As of September 4, 2009, there were 139,092,531.564, shares of beneficial interest of the Trust outstanding, being comprised of:

1,258,646.765	Shares of Alabama Tax-Free Income Series
106,068,432.836	Shares of Kentucky Tax-Free Income Series
11,792,002.338	Shares of Kentucky Tax-Free Short-to-Medium Series
453,562.157	Shares of Mississippi Tax-Free Income Series
6,427,880.725	Shares of North Carolina Tax-Free Income Series
1,144,598.808	Shares of North Carolina Tax-Free Short-to-Medium Series,
8,509,220.399	Shares of Tennessee Tax-Free Income Series
873,429.028	Shares of Tennessee Tax-Free Short-to-Medium Series, and
2,564,758.508	Shares of Intermediate Government Bond Series

all having no par value.  As of that date, no person was known to the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Kentucky Tax-Free Income Series and the Kentucky Tax-Free Short-to-Medium Series.

As of the record date, the following persons were known to the Trust to be beneficial owners of shares of more than five percent (5%) of the outstanding shares of the following Series:
Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Alabama Tax-Free Income Series
James P. Walker, Ruby R. Walker P.O. Box 40 Centre, AL 35960	101,582.11 Shared investment and voting power	8.07%
Mississippi Tax-Free Income Series
Roy B. Fulton 2181 Highway 82 West Greenville, MS 38701	43,683.67 Sole investment and voting power	9.63%
Janet B. England 221 Crittenden Greenville, MS 38701	36,388.38 Sole investment and voting Power	8.02%
Earline F. Raines 154 St. Andrews Drive Jackson, MS 39211	27,029.75 Sole investment and voting power	5.96%
NC Tax-Free Income Series
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	447,457.18 Shared investment and voting power	6.96%
NC Tax-Free Short-to-Medium Series
SEI Trust Company C/O First Tennessee Bank One Freedom Valley Drive Oaks, PA 19456	85,427.91 Shared investment and voting power	7.46%
Shiyoe S. Malinasky 5648 Thistleton Lane Raleigh, NC 27606-8965	60,104.01 Sole investment and voting power	5.25%
TN Tax-Free Income Series
SEI Trust Company C/O First Tennessee Bank One Freedom Valley Drive Oaks, PA 19456	1,364,131.17 Shared investment and voting power	16.03%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	447,602.39 Shared investment and voting power	5.26%
TN Tax-Free Short-to-Medium Series
James A Valkenaar, Michele L. Valkenaar 11000 Calloway View Drive Knoxville, TN 37934-4001	60,276.04 Shared investment and voting power	6.90%
Carlisle S. Page 65 Union Avenue Suite 1100 Memphis, TN 38103-5167	46,344.93 Sole investment and voting power	5.31%
Intermediate Government Bond Series
National Christian Charitable Foundation, Inc. 11625 Rainwater Drive Suite 500 Alpharetta, GA 30004	206,161.04 Shared investment and voting power	8.04%
Shield Ayres Foundation Milan Building 115 E. Travis Street Suite 1445 San Antonio, TX 78205	139,426.53 Sole investment and voting power	5.44%

As of September 4, 2009 the Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly 2.26% of the Kentucky Tax-Free Income Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Income Series
William A. Combs, Jr. 111 Woodland Avenue #510 Lexington, KY 40502-6423	908,044.470 Sole investment and voting power (1)	.86%
J. William Howerton P.O. Box 194 Paducah, KY 42002	879,371.549 Sole investment and voting power (2)	.83%
Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	331,238.565 Sole investment and voting power	.31%
C. Timothy Cone 201 West Short Street Lexington, KY 40507	216,354.593 Shared investment and voting power (3)	.20%
Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502	34,014.076 Sole investment and voting power	.03%
James C. Baughman, Jr. 2124 Island Drive Lexington, KY 40502	408.064 Shared investment and voting power	.00%
Gay M. Elste P.O. Box 28 Versailles, KY 40383	25,645.116 Sole investment and voting power	.02%
Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	3,944.227 Sole investment and voting power(4)	.00%
Michelle M. Dragoo P.O. Box 1149 Lexington, KY 40588	12,697.950 Shared investment and voting power	.01%
Alison L Arnold P.O. Box 1149 Lexington, KY 40588	748.587 Sole investment and voting power	.00%
(1)	120,183.776 beneficial ownership only; legal ownership and voting power in others
(2)	780,638.787 beneficial ownership in others
(3)	162,083.792 beneficial ownership only; legal ownership and voting power in others
(4)	2,712.552 beneficial ownership only; legal ownership and voting power in others

As of September 4, 2009 the Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly 1.12% of the Kentucky Tax-Free Short-to-Medium Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Short-to-Medium Series
C. Timothy Cone 201 West Short Street Lexington, KY 40507	127,626.709 Shared investment and voting power (1)	1.08%
Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	4,700.217 Sole investment and voting power	.04%
Alison L Arnold P.O. Box 1149 Lexington, KY 40588	117.013 Sole investment and voting power	.00%
(1)	94,340.347 beneficial ownership only; legal ownership and voting powers in others.

As of September 4, 2009 the Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly .95% of the Intermediate Government Bond Series.

A copy of the Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2009, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 4, 2009, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting.  Copies of the Annual Report may be obtained by shareholders free of charge by contacting the Trust at P.O. Box 1149, Lexington, KY  40588-1149 or calling (800) 866-0614 and said copies will be mailed by first class mail or other equally prompt means within one business day of receipt of the request.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply.  In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees and in favor of selection of Ernst & Young LLP to serve as independent certified public accountants.  Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.  With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum.  This will have the effect of a vote against those proposals.  Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust.  Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts.  In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 4, 2009.

1. ELECTION OF TRUSTEES

The Trust's Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2010 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  All of the nominees are members of the present Board of Trustees of the Trust and all of the nominees are independent of the Trust’s Investment Adviser.  The Trustees have determined to have the Board of Trustees be 100% independent.  This means that the Trustees’ sole objective is to represent the shareholders of the Trust.  Officers of the Investment Adviser will serve as officers of the Trust and attend all meetings of the Board of Trustees.

A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees.  If the proxy card is properly executed but unmarked it will be voted for all of the nominees.  Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights.  Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates.  The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 69	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 21 Years of Service	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio and Freedom Dodge, Lexington, KY	9	N/A
James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 46	Trustee and Chairman of Audit Committee of Dupree Mutual Funds (commencing 2009)	One Year Term; 2 Years of Service	President, Secretary, Treasurer, Director Office Suites Plus (executive office space rental)	9	N/A
Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 72	Trustee of Dupree Mutual Funds	One Year Term; 13 Years of Service	Alexander Farms, farming	9	KY Historical Society Foundation, KY Natural Lands Trust, Bluegrass Conservancy
C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 65	Trustee of Dupree Mutual Funds	One Year Term; 7 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	9	N/A

Nominees for Trustee continued on next page

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. William Howerton 3954 Primrose Place Paducah, KY 42001 Age: 77	Trustee and Chairman of Nominating Committee of Dupree Mutual Funds	One Year Term; 9 Years of Service	Judge (retired November 1996) KY Court of Appeals; Self-Employed Mediator, Arbitrator and Special Judge (through 2006), Trustee for charitable organization and individuals.	9	Director KY Lottery Corporation (through 2008)
William S. Patterson 367 West Short Street Lexington, KY 40507 Age: 76	Trustee and Chairman of Audit Committee of Dupree Mutual Funds (through 2009)	One Year Term; 30 Years of Service	President, CEO, Cumberland Surety Co., Lexington, KY, President, Patterson & Co., Frankfort, KY, (real estate development, thoroughbred horse breeding and farming)	9	N/A

Officers of the Trust
(Not nominees for Trustee)

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 79	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 30 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A
Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 47	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 4 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser); Attorney, Dinsmore & Shohl LLP (2001-2004)	N/A	N/A
Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 48	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 12 Years of Service as Vice President, 10 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A
Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 49	Assistant Secretary; elected Assistant Secretary by Trustees	One Year Term; 17 Years of Service	Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A
Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 58	Compliance Officer; elected by Trustees	One Year Term; 5 Years of Service 28 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm beef cattle farming)	N/A	N/A

For the fiscal year ended June 30, 2009, the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $5,533,959.

During the past five years none of the “Non-Interested” Trustees or Nominees of the Trust or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust as of September 4, 2009
James C. Baughman, Jr.	$50,001 to $100,000
Lucy A. Breathitt	Over $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
J. William Howerton	Over $100,000
William S. Patterson	Over $100,000

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees/ Legal Counsel
James C. Baughman, Jr. Trustee	$20,000	None-No Pension or Retirement Plan	None	$20,000
Lucy A. Breathitt Trustee	$20,000	None-No Pension or Retirement Plan	None	$20,000
William A. Combs, Jr. Chairman, Trustee	$20,000	None-No Pension or Retirement Plan	None	$20,000
C. Timothy Cone Trustee	$20,000	None-No Pension or Retirement Plan	None	$20,000
J. William Howerton Trustee, Chairman of Nominating Committee	$20,000	None-No Pension or Retirement Plan	None	$20,000
William S. Patterson, Trustee, Chairman of Audit Committee	$20,000	None-No Pension or Retirement Plan	None	$20,000
Gay M. Elste Compliance Officer Legal Counsel	$39,222-Legal Services; $34,741-Compliance Officer	None-No Pension or Retirement Plan	None	$73,963

The Board of Trustees has authorized the payment of a fee of $18,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2010, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee, a nominating committee, and a valuation committee each comprised of all of the non-interested Trustees, but it does not have an executive committee.  The audit committee, the nominating committee and the valuation committee have been established pursuant to the Trust’s By-laws and not by separate charter.  The audit committee receives the SEC required communication from the independent auditor, meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or Trustees.  The audit committee then meets with the investment adviser/transfer agent to discuss the annual audit, internal controls and any additional issues.  The audit committee then recommends to the Board of Trustees that the audited financial statements be included in the Annual Report to shareholders.  The audit committee selects the independent auditor and recommends ratification of the selection to the Board of Trustees and shareholders of the Trust, identifies to the independent auditor any matters to be reviewed by the independent auditor, and approves the fees to be charged to the Trust by the independent auditor.  The audit committee met twice during the fiscal year ended June 30, 2009, with all then incumbent members in attendance.  The audit committee has not identified a “financial expert,” believing that the collective experience and expertise of all of the audit committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The nominating committee nominates the persons to serve as the Trustees, with said nominees to be submitted to the shareholders at their annual meeting.  The nominating committee will consider nominees recommended by security holders when a vacancy occurs among the Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications.  All shareholders may communicate directly to any officer or Trustee at their own addresses provided by this Proxy Statement, the Trust’s Annual Report or Statement of Additional Information.  Shareholder communications may be sent to the Trust for forwarding to Trustees or officers.  All shareholder communications will be relayed to the Trustees.

All of the 2009 nominees attended the October 22, 2008 Annual Meeting of shareholders.  During the fiscal year ended June 30, 2009, all Trustees attended at least 75% of the three  meetings of the Board of Trustees (a fourth meeting was cancelled due to inclement weather and the business was transacted by unaminous written consent or held over to the following meeting), and all Trustees attended both meetings of the Audit Committee and the one meeting of the Nominating Committee.  The Valuation Committee did not meet during the fiscal year ended June 30, 2009.

The Board of Trustees does not have a compensation committee; however, all of the Trustees, being independent Trustees, determine both their own salaries and the fee arrangement for the Compliance Officer, the only Trust Officer directly compensated by the Trust.  All of the Trustees have experience with business organizations and utilize their collective judgment to determine what they believe to be fair and reasonable compensation for the duties performed and responsibilities undertaken.  Upon request, officers of the Trust may provide information to the Trustees concerning compensation paid to similarly situated directors or Trustees of mutual funds.  The Trustees do not engage external compensation consultants, but rather may consider comparably situated municipal bond fund compensation of directors, the expenses and size of the Trust and any new or additional responsibilities to be undertaken by the Trustees.  Though officers of the Trust may be present, they do not participate in the Trustees deliberations concerning compensation.

At the October 22, 2008 Annual Meeting of Shareholders, 132,361,165.743 Dupree Mutual Funds shares were outstanding and entitled to vote.  Of the shares outstanding and entitled to vote 76,191,241.612 shares were present and voting in person or by proxy, for a percentage of 57.56%.

2.  RATIFICATION OR REJECTION OF SELECTION
     OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2010 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2010.

The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young LLP as defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.  Representatives of Ernst & Young LLP are not expected to be in attendance at the annual meeting.

(a)	Audit Fees
For the fiscal year ended June 30, 2008 and June 30, 2009 Ernst & Young LLP billed the Trust $102,600 and $107,700 respectively for professional services rendered for the audit of the Trust’s annual financial statements and the review of those statements included in the Trust’s annual report.
(b)	Audit-Related Fees

For the fiscal year ended June 30, 2008 and June 30, 2009 Ernst & Young LLP billed the Trust $15,400 and $16,200 respectively for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported above.  These services included Transfer Agent Review for which Ernst & Young LLP billed the Trust $6,900 and $7,300 for fiscal years ended June 30, 2008 and June 30, 2009 respectively and for the fiscal years ended June 30, 2008 and June 30, 2009 agreed upon procedures review for which Ernst & Young LLP billed the Trust  $8,500 and  $8,900 respectively.

(c)	Tax Fees

For the fiscal year ended June 30, 2008 and June 30, 2009 Ernst & Young LLP billed the Trust $25,200 and $26,500 respectively for professional services for tax compliance, tax advice, and tax planning, which included preparation of the Trust’s federal and state tax returns and review of the Tax portions of the Trust’s Prospectus and Statement of Additional Information.

(d)	All Other Fees
For the fiscal years ended June 30, 2008 and June 30, 2009 Ernst & Young LLP billed the Trust $6,400 and $6,700 respectively for the audit of the Trust’s Anti-Money Laundering Program.

For the fiscal years ending June 30, 2009 and June 30, 2010, prior to recommending engagement of the independent auditors, the audit committee has received from Ernst & Young LLP a proposed scope of services to be provided during the forthcoming fiscal year.  The proposed scope of services delineates the audit and permitted non audit services to be completed.  In addition, during the course of any fiscal year, the audit committee may and has identified other areas for review by the independent auditors.  Services are provided by the independent auditors only after approval by the audit committee.  Communications between the independent auditors and the audit committee concerning the scope of services, both audit and non audit services, are made directly and not through management.  All (100%) of the services described above in paragraphs (a) through (d) were approved by the audit committee.  Ernst & Young LLP does not provide services for the Trust’s investment adviser.  For the fiscal years ended June 30, 2008 and June 30, 2009 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to the audit of the Trust’s financial statements.  For the fiscal years ended June 30, 2008 and June 30, 2009 Ernst & Young LLP billed the Trust $47,000 and $49,400 respectively for non-audit services.  The audit committee does not consider the provision of the non-audit services to be incompatible with maintaining the principal accountant’s independence.

Information about Dupree & Company, Inc., the Investment Adviser for All Series

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507, is the investment adviser for all Series of the Trust and also serves as the Transfer Agent.  Dupree & Company or its wholly owned subsidiary have served as the Investment Adviser from 1979, beginning with the original Series of the Trust, the former Kentucky Tax-Free Income Fund, Inc.

Thomas P. Dupree, Sr., is Chairman of Dupree & Company, Inc. and the owner of 100% of the voting stock of Dupree & Company, Inc. and 80% of the nonvoting stock.  There are three separate trusts for the benefit of David G. Dupree, Harriet Dupree Bradley and  Lamar Dupree Grimes collectively holding 20% of the nonvoting stock of Dupree & Company, Inc.  Mr. Dupree also serves as President of the Trust which service constitutes Mr. Dupree’s principal occupation.  Allen E. Grimes, III is Executive Vice-President of the Trust, President and General Counsel for Dupree & Company, Inc.  Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., and serves the Trust in the same capacities.  Alison L. Arnold is Assistant Secretary of the Trust.  No purchases or sales of securities of Dupree & Company, Inc. have occurred since the beginning of the most recently completed fiscal year.

For the fiscal year ending June 30, 2009, Dupree & Company, Inc. was paid $1,282,395 for services provided as Transfer Agent.  The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of ..15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000.  Dupree & Company, Inc. was paid the following amounts for services as Investment Adviser (after fee waivers):

Alabama Tax-Free Income Series	$ 18,399
Kentucky Tax-Free Income Series	3,041,252
Kentucky Tax-Free Short-to-Medium Series	284,586
Mississippi Tax-Free Income Series	-0-
North Carolina Tax-Free Income Series	315,104
North Carolina Tax-Free Short-to-Medium Series	54,376
Tennessee Tax-Free Income Series	442,850
Tennessee Tax-Free Short-to-Medium Series	47,748
Intermediate Government Bond Series	48,530

The Investment Adviser waived or reimbursed fees in the amounts of $49,789, $24,851 and $2,550 for the Alabama Tax-Free Income Series, the Mississippi Tax-Free Income Series, and for the North Carolina Tax-Free Short-to-Medium Series, respectively.

It is anticipated that for the fiscal year ending June 30, 2010, that the above listed fees may increase approximately 5%, contingent upon growth of each Series and the overall size of the Trust.

Trustees Approval of Existing Advisory Agreements

Dupree Mutual Fund’s Board of Trustees is responsible for overseeing the Trust’s corporate policies and adhering to fiduciary standards under the Investment Company Act of 1940 (“1940 Act”).  The Trustees are responsible for the annual renewal of the Trust’s investment advisory agreements with each Series of the Trust.  Under the Investment Advisory Agreements, Dupree & Company, Inc. (“Dupree & Co.”) assumes responsibility for providing investment advisory and other services.

In considering whether to renew the Investment Advisory Agreements, the Trustees, at their October 22, 2008 meeting, reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Co. to each Series; (2)  the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Co. from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of investors in the Series; (6) comparisons of services and fees with contracts entered into by Dupree & Co. with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Co. from its relationship as investment adviser to the Trust.

Each Series, including each of the municipal bond Series, is currently served by Dupree & Co. (“Investment Adviser”) pursuant to written agreements previously approved by the shareholders of each Series.  The Investment Advisory Agreement for each municipal bond Series is dated November 1, 2002, and was submitted to a vote of the shareholders on October 29, 2002.  The Investment Advisory Agreement for the Intermediate Government Bond Series is dated November 1, 1997, and was submitted to a vote of the shareholders on October 29, 1997.  The Board of Trustees of the Trust approved continuation of all of the Investment Advisory Agreements in a separate meeting held on October 22, 2008.  At least annually each agreement of all Series must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Co. or the Trust within the meaning of the Investment Company Act of 1940.  Each agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other, and it terminates automatically in the event of an assignment.

Under each municipal bond Series agreement, the Investment Adviser is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; and .35 of 1% of the average daily net assets in excess of $500,000,000.  Under the agreement for the Intermediate Government Bond Series, the Investment Adviser is compensated for its services at the annual rate of .20 of 1% of the average daily net assets.  The actual fees paid to the Investment Adviser for the fiscal year ending June 30, 2009 are stated above.  See “Information about Dupree & Company, the Investment Adviser for All Series.”

Set forth below are the general factors the Trustees considered for all of the Series, followed by an outline of selected specific factors the Trustees considered for each particular Series.

Nature, Extent and Quality of Services

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration.  Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the Series’ investment objectives’ and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales.  In addition, the Investment Adviser provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

The Trustees considered that the Investment Adviser is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since their inception. The Investment Adviser’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings.  The Trustees considered that the Investment Adviser has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by an independent third party, Morningstar, Inc., for 1, 3 and 12 months and annualized for 3, 5 and 10 years as compared with other single state funds or government bond funds.  For the most part, the Series’ returns over the periods reviewed have been very close to the Series’ respective benchmark indices.  For additional detail about the considerations for each Trust Series, see Account-by-Account synopsis below.

Cost and Profitability

The Trustees reviewed the audited (year ended December 31, 2007) and unaudited financial statements (nine months ended September 30, 2008) of Dupree & Company, Inc; statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended June 30, 2008).  The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust.   The Trustees considered the Investment advisory fees paid to the Investment Adviser, expressed in dollar terms and as a percentage of assets under management.  The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree & Co. for services rendered in its capacity as Investment Adviser to each Series since the inception of each Series.  The Trustees determined that the profits earned were reasonable in light of the advisory, administrative and other services provided to each Series and the historic subsidization provided by Dupree & Co. to the several Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios.  The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar. The Trustees considered that the proposed advisory fees to be paid to the Investment Adviser for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that the Investment Adviser’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation.  Accordingly, as net assets increase, the Investment Adviser’s fees decrease on a percentage basis.

Fee Comparison with Other Clients

The only Investment Company served by the Investment Adviser is the Trust.  The Investment Adviser also provides advice to two institutional clients.  These institutional clients are not investment companies and do not have the same business, shareholder, regulatory or governance requirements.  Therefore, these clients are not directly comparable.

Other Benefits

The Trustees considered that the Investment Adviser derives a financial benefit from its advisory relationship with the Trust.  The sole benefit that accrues to the Investment Adviser is an increase in total fees received as each Series increases in net asset size.  The benefit to the shareholders of each Series is that the Investment Adviser’s fees decrease on a percentage basis as total net assets under management increase. Dupree & Company, Inc. reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 18 portfolio purchase transactions and 17 portfolio sale transactions

•
As of June 30, 2008 the five year growth of $10,000 (since inception 1/3/00) invested in the Series was $16,654 as compared to $15,886 for the Lehman Brothers Municipal Bond Index.   The Lehman index reflects no deduction for fees or expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of five stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.45% (after waiver of fees), the lowest of 7 funds compared by Morningstar

Kentucky Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 26 portfolio purchase transactions and 36 portfolio sale transactions

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $15,102 as compared to $16,133 for the Lehman Brothers Municipal Bond Index.  The Lehman index reflects no deduction for fees or expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.58%, the lowest of 19 funds compared by Morningstar.

Kentucky Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 6 portfolio purchase transactions and 17 portfolio sale transactions

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $13,885 as compared to $16,133 for the Lehman Brothers Municipal Bond Index.   The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars

•
As of August 31, 2008 the Series Expense Ratio was 0.72%.  Out of 19 funds compared by Morningstar, only three had lower expense ratios than this Series.  Of these three funds, two only accept institutional clients and the remaining fund was the Dupree Kentucky Tax-Free Income Series.

Mississippi Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 2 portfolio purchase transactions and 12 portfolio sale transactions

•
As of June 30, 2008 the eight and one-half year growth of $10,000 (since inception 1/3/00) invested in the Series was $16,178 as compared to $15,886 for the Lehman Brothers Municipal Bond Index.  The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•	As of August 31, 2008 the Series Expense Ratio was 0.45% (after waiver of fees) was the lowest of 4 funds compared by Morningstar

North Carolina Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 22 portfolio purchase transactions and 16 portfolio sale transactions

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $14,600 as compared to $16,133 for the Lehman Brothers Municipal Bond Index.  The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•
As of August 31, 2008 the Series Expense Ratio was 0.71%, the 5th lowest of 27 funds compared by Morningstar.  Of the other funds each have a load, a million dollar minimum investment or was only open to employees of the fund.

North Carolina Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 9 portfolio purchase transactions and 19 portfolio sale transactions

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $14,125 as compared to $16,318 for the Lehman Brothers Municipal Bond Index.   The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars.

•
As of August 31, 2008 the Series Expense Ratio was 0.82%, the eleventh lowest of 27 funds compared by Morningstar.  Of the other funds six charge a sales load, one is open only to employees of the fund, two are only open to institutional clients with a one million dollar minimum investment and the remaining fund is the Dupree North Carolina Tax-Free Income Series.

Tennessee Tax-Free Income Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 14 portfolio purchase transactions and 54 portfolio sale transactions

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $15,231 as compared to $16,133 for the Lehman Brothers Municipal Bond Index.  The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of four stars

•
As of August 31, 2008 the Series Expense Ratio was 0.71%, the third lowest of 11 funds compared by Morningstar.   One fund has a load and the other is open only to institutional clients with a minimum one million dollar investment.

Tennessee Tax-Free Short-to-Medium Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 9 portfolio purchase transactions and 19 portfolio sale transactions.

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $13,797 as compared to $16,133 for the Lehman Brothers Municipal Bond Index.  The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of three stars.

•
As of August 31, 2008 the Series Expense Ratio was 0.81%, the fifth lowest of 11 funds compared by Morningstar.  Two of the funds have a load, one is open to institutional clients with a million dollar investment and the other is the Dupree Tennessee Tax-Free Income Series.

Intermediate Government Bond Series

•	For the Fiscal Year ending June 30, 2008, the Investment Adviser processed 6 portfolio purchase transactions and 6 portfolio sale transactions.

•
As of June 30, 2008 the ten year growth of $10,000 invested in the Series was $16,999 as compared to $15,525 for the Lehman Brothers U.S. Government Bond Intermediate Index.  The Lehman index reflects no deduction for fees and expenses.

•	As of August 31, 2008 the Series received an overall Morningstar rating of five stars.

•	As of August 31, 2008 the Series Expense Ratio was 0.49%, the lowest of 30 funds compared by Morningstar.

ANNUAL REPORT

The Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2009 is incorporated into this Proxy Statement by reference.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting.  However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDERS' PROPOSALS

If a shareholder wishes to present a proposal at the 2010 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust's Lexington office prior to May 17, 2010.  Any proposal received after July 31, 2010 will be considered to be untimely.  The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY INFORMATION
DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING TO BE HELD AT THE HILTON LEXINGTON DOWNTOWN HOTEL (FORMERLY LEXINGTON DOWNTOWN HOTEL & CONFERENCE CENTER) 369 WEST VINE STREET, LEXINGTON, KY  40507-1636 AT 10:00 A.M., LEXINGTON TIME, WEDNESDAY, OCTOBER 21, 2009

The undersigned hereby constitutes and appoints THOMAS P. DUPREE, SR. and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the "Trust") to be held at the Hilton Lexington Downtown Hotel (formerly Lexington Downtown Hotel & Conference Center) 369 West Vine Street, Lexington, KY 40507-1636 on WEDNESDAY, OCTOBER 21, 2009 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE FOLLOWING MATTERS PROPOSED BY THE TRUST.

IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED:

(1) FOR THE ELECTION OF THE NOMINEES AS TRUSTEES,
(2) IN FAVOR OF THE APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND
(3) IN FAVOR OF USE OF DISCRETION IN ACTING UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Election Of Trustees
The Nominees are:
James C. Baughman, Jr.	Lucy A. Breathitt
William A. Combs, Jr.	J. William Howerton
C. Timothy Cone	William S. Patterson

Cumulative voting rights will be exercised in the election of Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

Approval or rejection of selection of Independent Certified Public Accountants
Approval or rejection of the selection of Ernst & Young LLP to serve as independent certified public accountants for the Trust for the fiscal year ending June 30, 2010.

Other Business
Proxy holders will use their discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

Your shares will be voted as indicated. If your ballot is signed, and no direction is provided for a given item, it will be voted as indicated on the proxy above.

PLEASE:

1.	Complete the ballot on the reverse side
2.	Have all owners sign as designated.
3.	Tear in half at perforation and return your proxy in the reply envelope provided.

Your vote is important.  Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

COMMENTS:
_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

_______________________________________________________

***************** PROXY BALLOT *****************

1. ELECTION OF TRUSTEES
☐	For ALL Trustees as nominated OR
☐	Against ALL Trustees as nominated OR
☐	WITHHOLD ALL nominees - (ABSTAIN FROM) OR

☐	WITHHOLD authority to vote for any individual nominee.
Write the name(s) of the nominee(s) to withhold below (equal shares of total votes will then be allocated to the non-withheld trustees as nominated)

__________________________________________________________________

__________________________________________________________________

2. APPROVAL OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
☐ FOR	☐ AGAINST	☐ ABSTAIN FROM

3. OTHER BUSINESS
☐ FOR	☐ AGAINST	☐ ABSTAIN FROM

ATTENDANCE
☐    Check this box if you plan to attend the meeting:   # _________ attending

The undersigned hereby acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 4, 2009.
 All joint owners, all Trustees, and other required co-signees, etc. MUST sign.

Signed:	Dated:

Signed:	Dated:

When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

MAILING ADDRESS: